Exhibit 10.2
SECOND AMENDMENT TO THE
SIXTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
COTTONWOOD RESIDENTIAL O.P., LP
This Second Amendment (the “Amendment”) to the Sixth Amended and Restated Limited Partnership Agreement of Cottonwood Residential O.P., LP, a Delaware limited partnership (the “Partnership”), is dated as of January 1, 2022 and effective as of November 12, 2021 and is entered into by and among Cottonwood Communities GP Subsidiary, LLC, a Maryland limited liability company (the “General Partner”), CC Advisors-SLP, LLC, a Delaware limited liability company (the “Special Limited Partner”), and the Limited Partners set forth on Exhibit A to the Agreement. Capitalized terms used in this Amendment are defined as set forth in the Sixth Amended and Restated Limited Partnership Agreement of the Partnership, entered into and effective as of July 15, 2021, as amended by the First Amendment thereto (the “Agreement”).
WHEREAS, the General Partner has determined it to be in the best interest of the Partnership to make certain changes to the Agreement as set forth in this Amendment to reflect the assignment of the Special Limited Partner Interest from CC Advisors III, LLC, a Delaware limited liability company, to CC Advisors-SLP, LLC and the admission of CC Advisors-SLP as the Special Limited Partner of the Partnership, all as of November 12, 2021.
NOW, THEREFORE, in consideration of the preceding, the General Partner hereby amends the Agreement as follows:
1.The preamble of the Agreement is hereby amended and restated as follows:
This Sixth Amended and Restated Limited Partnership Agreement of Cottonwood Residential O.P., LP, a Delaware limited partnership (the “Partnership”), is entered into effective as of July 15, 2021 (this “Agreement”) upon the effectiveness of the Partnership Mergers (as defined below) and is by and among Cottonwood Communities GP Subsidiary, LLC, a Maryland limited liability company (the “General Partner”), the Special Limited Partner (as defined below), and the Limited Partners set forth on Exhibit A. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in Section 1.
2.The definition of “Advisory Agreement” set forth in Section 1 of the Agreement is hereby amended and restated as follows:
“Advisory Agreement” means the Advisory Agreement among CCI, the Partnership and CC Advisors III, LLC, a Delaware limited liability company, dated May 7, 2021, as amended and restated from time to time.
3.The definition of “Special Limited Partner” set forth in Section 1 of the Agreement is hereby amended and restated as follows:
“Special Limited Partner” means CC Advisors-SLP, LLC, a Delaware limited liability company, which shall be a limited partner of the Partnership and recognized as such under the Act, but not a “Limited Partner” within the meaning of this Agreement (other than to the extent it also owns Limited Partner Units).
4.As amended hereby, the Agreement shall continue in full force and effect.
5.The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the respective Limited Partners.

6.This Amendment may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.
7.Any electronic signature of a party to this Amendment and of a party to take any action related to this Amendment shall be valid as an original signature and shall be effective and binding. Any such electronic signature (including the signature(s) to this Amendment) shall be deemed (i) to be “written” or “in writing,” (ii) to have been signed and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files.

IN WITNESS WHEREOF, this Amendment is effective as of the date set forth above.
GENERAL PARTNER:

Cottonwood Communities GP Subsidiary, LLC, a Maryland limited liability company

By:    Cottonwood Communities, Inc.,
    a Maryland corporation, its sole member

    By:    /s/ Enzio Cassinis
        Enzio Cassinis, President
SPECIAL LIMITED PARTNER:

CC Advisors-SLP, LLC, a Delaware limited liability company

By:    /s/ Gregg Christensen
Gregg Christensen, Chief Legal Officer

LIMITED PARTNERS:

Executed on behalf of the Limited Partners pursuant to the power of attorney set forth in Section 9.2 of the Sixth Amended and Restated Agreement and pursuant to the Merger Agreements

Cottonwood Communities GP Subsidiary, LLC, a Maryland limited liability company

By:    Cottonwood Communities, Inc.,
    a Maryland corporation, its sole member

    By:    /s/Enzio Cassinis
        Enzio Cassinis, President

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